UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
☐ Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

CISCO SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Cisco Systems, Inc. Shareholder Meeting to Be Held on November 18, 2010.

CISCO SYSTEMS, INC.

Meeting Information

Meeting Type:

Annual

For holders as of:

September 20, 2010

Date: November 18, 2010 Time: 10:00 a.m., Pacific Time

Location: Santa Clara Convention Center

Elizabeth A. Hangs Theater

5001 Great America Parkway

Santa Clara, CA 95054

CISCO

CISCO SYSTEMS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

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- Before You Vote -

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of Annual Meeting and Proxy Statement and the Annual Report for the year ended July 31, 2010

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Shareholders may also request paper or e-mail copies of the proxy materials for all future meetings. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 4, 2010 to facilitate timely delivery.

- How To Vote -

Please Choose One of the Following Voting Methods

Vote In Person: You may choose to attend, and vote in person at, the Annual Meeting of Shareholders. A ballot will be provided to shareholders of record who attend the Meeting and wish to vote in person. Many shareholder meetings have admission requirements. Please check the proxy materials available online for any special requirements for admission, as well as directions on how to get to the Meeting location.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote “FOR” each of the following nominees:

PROPOSAL 1—Election of Directors:

Nominees:

1a. Carol A. Bartz 1b. M. Michele Burns 1c. Michael D. Capellas

1d. Larry R. Carter

1e. John T. Chambers

1f. Brian L. Halla

1g. Dr. John L. Hennessy

1h. Richard M. Kovacevich 1i. Roderick C. McGeary 1j. Michael K. Powell

1k. Arun Sarin 1l. Steven M. West 1m. Jerry Yang

The Board of Directors recommends a vote “FOR” proposals 2 and 3:

PROPOSAL 2—To approve a non-binding advisory resolution regarding executive compensation.

PROPOSAL 3—To ratify the appointment of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for the fiscal year ending July 30, 2011.

The Board of Directors recommends a vote “AGAINST” proposals

4, 5 and 6:

PROPOSAL 4—Proposal submitted by a shareholder to amend Cisco’s bylaws to establish a Board Committee on Environmental Sustainability. PROPOSAL 5—Proposal submitted by shareholders requesting the Board to publish a report to shareholders, within six months, providing a summarized listing and assessment of concrete steps Cisco could reasonably take to reduce the likelihood that its business practices might enable or encourage the violation of human rights, as set forth in the accompanying proxy statement. PROPOSAL 6—Proposal submitted by a shareholder requesting that Cisco adopt and implement a policy restricting certain sales in China, adopt a related oversight and compliance system with respect to human rights impacts and provide public disclosure of Cisco’s sales to China and certain other governments, as set forth in the accompanying proxy statement.

To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The record date for determining those shareholders who will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof is September 20, 2010. The stock transfer books will not be closed between the record date and the date of the annual meeting. A list of shareholders entitled to vote at the annual meeting will be available for inspection at Cisco’s principal executive offices.

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